UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: June 2006

FLYi, Inc.
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.
		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	See below	See below
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

In FLYi, Inc., et al., the following certification is filed with the Debtors' monthly operating reports and set forth on a single page:

A. Bank Reconciliation Certification
The undersigned verifies that, to the best of my knowledge, all of the Debtors' June 2006 bank balances have been reconciled in an accurate and timely manner.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Richard Kennedy	President, General Counsel & Corporate Secretary
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: June 2006
FLYi, Inc.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns.
Copies of the bank statements, bank reconciliations, and the cash disbursements journal are available upon request. All accounts are reconciled.

	BANK ACCOUNTS	CURRENT MONTH	CUMULATIVE FILING TO DATE
	Operating	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	$1,198,180	$1,198,180	$1,171,799

RECEIPTS
FLYi Sales		-	-
Charter		-	-
A319 Related Credits		-	-
Account Transfers		-	-
Other	4,195	4,195	30,576

TOTAL RECEIPTS	4,195	4,195	30,576

DISBURSEMENTS
AP	-	-	-
Payroll Account	-	-	-
Payroll Taxes	-	-	-
9/11, PAX Screening, & Excise Taxes	-	-	-
Benefits	-	-	-
Insurance	-	-	-
Fuel	-	-	-
Power by the Hour / Reserves	-	-	-
Aircraft Payments	-	-	-
A319 Purchase Deposits	-	-	-
MWAA	-	-	-
CLC	-	-	-
FLYi, Inc	-	-	-
GE holdover rents settlement	-	-	-
GE Loan	-	-	-
Trident/BAE loans	-	-	-
BK professional fees	-	-	-
GKV Advertising	-	-	-
Upstream	-	-	-
Bombardier	-	-	-
Account Transfers	-	-	-
Other	-	-	-

TOTAL DISBURSEMENTS	-	-	-

NET CASH FLOW	4,195	4,195	30,576
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$1,202,375	$1,202,375	$1,202,375

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$0
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	NA
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	NA
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$0
FORM MOR-1
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: June 2006
FLYi, Inc.
STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative
REVENUES	Month	Filing to Date
Operating revenue
Passenger	$0	$0
FIM/pricing adjustments	-	-
Adjusted passenger revenue	-	-

Freight and mail	-	-
ID passenger	-	-
Charter	-	-
Inflight Sales	-	-
Other revenue	-	-
Total other revenue	-	-

Total operating revenues	-	-
OPERATING EXPENSES
Operating expenses
Wages	-	-
Insider compensation*	-	-
Fringes and benefits	-	-
Profit sharing	-	-
Aircraft fuel	-	-
Aircraft maintenance and materials	-	-
Aircraft rentals	-	-
Traffic commissions	-	-
Program fees	-	-
CRS fees	-	-
Facilities rents	-	-
Landing fees	-	-
Depreciation and amortization	-	-
Other	-	-
Impairment of long-lived assets	-	-
Loss on sale of aircraft	-	-
Retirement and restructuring charge	-	2,057,413
Total operating expense	-	2,057,413

Net operating income (loss)	-	(2,057,413)
Net Profit (Loss) Before Other Income & Expenses	-	(2,057,413)
OTHER INCOME AND EXPENSES
Other (income) expense
Interest income	(4,195)	369,983
Interest expense	-	-
Government compensation	-	-
Other misc	-	98,836
Total other (income) expense	(4,195)	468,819
Net Profit (Loss) Before Reorganization Items	4,195	(2,526,232)
REORGANIZATION ITEMS
Professional Fees	4,455,687	4,455,687
U. S. Trustee Quarterly Fees	-	-
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	-	-
Gain (Loss) from Sale of Equipment	-	-
Other Reorganization Expenses (attach schedule)	-	-
Total Reorganization Expenses	4,455,687	4,455,687
Income Taxes	-	-
Net Profit (Loss)	($4,451,492)	($6,981,919)
*"Insider" is defined in 11 U.S.C. Section 101(31).
 FORM MOR-2
 (9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: June 2006

FLYi, Inc.
BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Cash and cash equivalents	$1,202,230	$163,204
Short term investments	-	1,008,594
Restricted cash	-	-
Accounts receivable, net	379,627,803	380,027,734
Expendable parts and fuel inventory, net	-	-
Prepaid expenses and other current assets	-	-
Assets held for sale	-	-
IC Notes Receivable	4,252,000	4,252,000
Deferred tax asset	-	-
TOTAL CURRENT ASSETS	$385,082,033	$385,451,532
OTHER ASSETS
Restricted Cash	$0	$0
Long term investments	7,435,000	7,435,000
Property and equip., net of depreciation	-	250
Intangible assets, net of accumulated amortization	-	0
Debt issuance costs, net of accumulated amortization	-	2,112,322
Aircraft deposits	-	0
Long Term deferred tax asset	-	0
Other assets	14,055,412	14,055,412
TOTAL OTHER ASSETS	$21,490,412	$23,602,984

TOTAL ASSETS	$406,572,445	$409,054,516

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	$0	$0
Taxes Payable (refer to FORM MOR-4)	-	-
Wages Payable	-	-
Notes Payable	-	-
Rent / Leases - Building/Equipment	-	-
Secured Debt / Adequate Protection Payments	-	-
Professional Fees	-	-
Amounts Due to Insiders*	-	-
Other Postpetition Liabilities (attach schedule)	-	-
TOTAL POSTPETITION LIABILITIES	$0	$0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt	249,382,443	245,569,992
TOTAL PRE-PETITION LIABILITIES	$249,382,443	$245,569,992

TOTAL LIABILITIES	$249,382,443	$245,569,992
OWNER EQUITY
Common stock: $.02 par	$1,088,716	$1,088,716
Additional paid in capital, common	158,254,512	158,254,512
Treasury stock	(35,717,477)	(35,717,477)
Retained Earnings - Pre-Petition	39,858,773	39,858,773
Retained Earnings - Postpetition	(6,294,522)	-
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$157,190,002	$163,484,524

TOTAL LIABILITIES AND OWNERS' EQUITY	$406,572,445	$409,054,516
		FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).		(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: June 2006
FLYi, Inc.
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Photocopies of tax returns filed during the reporting period are available upon request.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding	0	0	0			0
FICA-Employee	0	0	0			0
FICA-Employer & Employee	0	0	0			0
Unemployment	0	0	0			0
Income	0	0	0			0
Other:_________________	0	0	0			0
Total Federal Taxes	0	0	0			0
State and Local
Withholding	0	0	0			0
Sales	0	0	0			0
Excise	0	0	0			0
Unemployment	0	0	0			0
Real Property	0	0	0			0
Personal Property	0	0	0			0
Other:	0	0	0			0
Municipal income taxes:	0	0	0			0
Total State and Local	0	0	0			0

Total Taxes	0	0	0			0

SUMMARY OF UNPAID POSTPETITION DEBTS
Aged listing of accounts payable is available upon request.
Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:__________________________
Other:__________________________
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.
*"Insider" is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(9/99)
In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: June 2006

FLYi, Inc.
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	0
+ Amounts billed during the period	0
- Amounts collected during the period	0
Total Accounts Receivable at the end of the reporting period	0

Accounts Receivable Aging	Amount
0 - 30 days old	0
31 - 60 days old	0
61 - 90 days old	0
91+ days old	0
Total Accounts Receivable	0
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	0

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	x
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x
FORM MOR-5
(9/99)